UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04665

Commonwealth International Series Trust
(Exact name of registrant as specified in charter)

791 Town & Country Blvd
       Houston, TX 77024-3925______
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal Street
________Boston, MA 02110________
(Name and address of agent for service)

Copies to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Parkway, Suite 310
Leawood, KS 66211

Registrant’s telephone number, including area code: (888) 345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Commonwealth International
Series Trust
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
713-781-2856

DISTRIBUTOR
UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

TRANSFER AGENT & ADMINISTRATOR
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211	Commonwealth Australia/New Zealand Fund Africa Fund Commonwealth Japan Fund Commonwealth Global Fund Commonwealth Real Estate Securities Fund ANNUAL REPORT October 31, 2014

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Table of Contents

Shareholder Letter	2

Performance Overview
Commonwealth Australia/New Zealand Fund	6
Africa Fund	8
Commonwealth Japan Fund	10
Commonwealth Global Fund	12
Commonwealth Real Estate Securities Fund	14

Glossary of Terms	16
Portfolio Composition	17
Schedules of Investments	19
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	50

Additional Information	51

Trustees and Officers	53

791 Town & Country Blvd, Suite 250, Houston, TX 77024-3925

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

October 31, 2014

Dear Fellow Shareholders:

We are pleased to present the enclosed annual report for the twelve-months ended October 31, 2014 of the Commonwealth International Series Trust on behalf of its separate series: Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund, Commonwealth Real Estate Securities Fund and Africa Fund (each a “Fund” and together the “Funds”).

The global financial crisis in 2007/08 showed how negative externalities can arise when financial institutions take on excessive leverage and do not bear the full cost of their activities. These externalities can have substantial economic and policy consequences. For example, more than six years after the onset of the financial crisis most of the advanced economies have policy rates close to zero and the major central banks have undertaken around seven trillion dollars of quantitative easing. Although the U.S. Federal Reserve has discontinued its bond purchase program, global quantitative easing in 2015 is expected to be greater than at any time since 2011. These quantitative easing measures have contributed to higher prices of financial and real assets, depressed yields and compressed spreads on risk assets.

Domestic and International markets continue to weigh the “uncertainty” and dangers of various global concerns. These concerns include, but are not limited to, Russia’s aggression in Ukraine, militant control of vast regions of Iraq and Syria, Iran’s continued development as a nuclear threat, and pro-democracy protests in Hong Kong. In addition to these military and political concerns in regional hot spots, there is concern with the continued anemic economic growth in Western Europe and Japan. Emerging market growth has also slowed dramatically.

While we cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCA Corp’s in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

Our investment theme remains relatively unchanged. Shareholders select the Funds for their attributes, the investment policy and the targeted markets they are designed to offer. In many cases this could be an asset allocation decision by our shareholders. We continue to offer this differential characteristics among our Funds coupled with a fundamental based approach to investment selections.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

As we reflect on our twenty-third year as the investment advisor to the Funds, we would like to thank you as shareholders for your support and continued interest in the Commonwealth family of funds.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

Ronald Manning
Assistant Portfolio Manager
Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUNDS’ INVESTMENT OBJECTIVES, RISKS, AND CHARGESAND EXPENSES CAREFULLY BEFORE INVESTING. THE FUNDS’  PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUNDS’ EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE  INVESTING.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

Questions and Answers
To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Advisor?
The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principle place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded 40 years ago and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?
The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. In our view, U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies. In 2014, over 50% of the value of equity markets was outside the United States, and the growth experienced by many of these foreign economies appeared to be attractive. FCA believes that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.1

How has international investing changed over the last decade?
International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services of their respective needs. During the last two decades in particular, statistical information has become more uniform, thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets long term. Their demand for investment capital continues as they provide opportunities for diversification and growth. The Funds seek to be participants in these developments.

What are some of the factors influencing a Fund’s portfolio turnover?
Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading, although these are generally not the determining factor.

[1]
Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

You should consider each Fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

How can the size of the Fund impact the Funds’ expense ratio?
Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than the costs associated with managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings and overall communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as a portfolio grows, it is self-evident that fixed costs as a percentage of the assets managed generally decline. Whenever a new fund is introduced or in highly specific investment objective portfolios, higher costs can be experienced during time periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary contributions of expenses.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2014 was $12.54 per share compared to $13.25 per share on October 31, 2013. For the twelve month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned -1.74%. This return figure includes the $0.46 per share distribution made in December 2013. In presenting comparative performance numbers on the Fund versus indexes, it is important to note that we do not make investment decisions with a view toward attempting to track any index. Rather, we invest based on fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and, as a result, we would note that a comparison of the performance of the Funds to indexes may be less meaningful than a comparison of funds that do not incorporate such fixed income investments. In an attempt to present various aspects of the marketplace return, we provide two indexes for consideration. During the twelve-month period, the NZX 50 Index returned 3.30% and the Australian All Ordinaries Index returned -0.07%[1]. These indexes do not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with the ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with the ownership of a mutual fund.

From our view, the long term goal of owning the Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both of these fine countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare that both countries markets perform the same. Nonetheless, the overriding goal of long term diversified ownership seeks to be maintained.

There are other considerations as well:

–
The (5.6) percent depreciation of the New Zealand dollar versus the U.S. dollar, and the (6.9) percent deprecation of the Australian dollar versus the U.S. dollar had a predictably negative effect on the Fund’s returns. When measured in the respective local currency, New Zealand large-cap equities generally outperformed New Zealand small-cap equities. Due to the allocation of the Fund’s assets to the small-cap area during the period covered by this report, the Fund’s performance was negatively impacted.

–
The Fund’s New Zealand holdings within the commercial services and transportation industries (particular in the shipping and handling of goods through the port facilities) positively impacted the Fund’s performance during the period covered by this report. In addition, the Fund’s largest holding, South Port New Zealand, outperformed the broader New Zealand market during the period.

–	The Fund’s oil & gas holdings including New Zealand Oil & Gas in New Zealand, along with Santos Ltd. in Australia, had negative returns for the year with the commensurate effects on total returns.

–	The Fund’s holdings in the telecommunications industry, including TeamTalk Ltd. and Chorus Ltd., had negative returns for the year with the commensurate effects on total return.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees, depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1]	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Australia/New Zealand Fund, AAOI, and NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Australia/New Zealand Fund from 10/31/04 to 10/31/14, and represents the reinvestment of dividends and distributions in the Fund.
							Total Fund
	Average Annual Total Return			Average Annual Total Return			Operating
	as of September 30, 2014			as of October 31, 2014			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]

Commonwealth Australia/New Zealand Fund	-1.26%	6.09%	6.28%	-1.74%	6.63%	6.02%	3.17%
Australian All Ordinaries Index (“AAOI”)	0.39%	7.91%	11.59%	-0.07%	8.89%	11.45%	—
NZX 50 Index	3.86%	12.33%	7.86%	3.30%	12.71%	8.11%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will .fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus, dated February 28, 2014. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014 can be found in the financial highlights. Excluding the interest costs of investing in acquired funds, total Fund operating expenses would be 3.17%.

The Fund’s performance is measured against the Australian All Ordinaries Index measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Australia/New Zealand Fund was formerly known as Capstone New Zealand (2000) and subsequently the Commonwealth New Zealand Fund (2001).

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)

AFRICA FUND
The Africa Fund’s net asset value (NAV) as of October 31, 2014 was $9.96 per share compared to $10.38 per share on October 31, 2013. For the period covered by this Annual Report, the Africa Fund posted a -2.32% cumulative total return. This return figure includes the $0.18 per share dividend distribution made in December 2013. Our investments do not attempt to track any indexes; rather, we make investment decisions on the basis of fundamental research.We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index returned 0.64% and -8.03%, respectively for the same period.[1] These indexes do not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with the ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations as well:

–
For the year ended October 31, 2014, the investment adviser to the Fund contractually waived its advisory fee in the amount of $28,775 and voluntarily reimbursed Fund operating expenses in the amount of $56,265. The waived advisory fees are subject to recoupment. Please see accompanying notes to the financial statements for additional information.

–	The (9.0) percent decline of the South African Rand versus the U.S. dollar had a predictably negative effect on the Fund’s performance.

–
The Fund’s holdings in the financial sector, including banks, diversified financials and insurance companies had the largest positive impact on the Fund’s performance. Among the positive contributors in the diversified financials were: Coronation Fund Managers, Ltd., FirstRand, Ltd. and PSG Group Ltd. African Bank Investments Ltd., one of four diversified financial holdings, was among the worst performing investments during the period.

–	The Fund’s capital goods holdings, including Wilson Bayly Holmes-Ovcon, negatively impacted the Fund’s performance during the period covered by this report.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust.

With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather first hand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. Because many U.S. investors share our vision for the African continent and have a desire to be informed beyond just financial aspects, we have constructed our web site’s Africa section to provide a variety of information in response to this, and we invite you to visit the website at www.commonwealthfunds.com.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees, depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1]	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)

AFRICA FUND
Comparison of Change in Value of a $10,000 Investment in the Africa Fund, the MSCIEM and DJAFKT.

The above graph is a hypothetical $10,000 investment in the Africa Fund from 11/07/11 (inception) to 10/31/14, and represents the reinvestment of dividends and distributions in the Fund.

						Total Fund
	Average Annual Total Return		Average Annual Total Return		Total Fund	Operating
	as of September 30, 2014		as of October 31, 2014		Operating	Expense
		Inception		Inception	Expense	After Fee
	1 Year	(11/07/11)	1 Year	11/07/11)	Ratio[1]	Waiver Ratio[1]

Africa Fund	-0.74%	0.27%	-2.32%	0.98%	6.34%	5.09%
MSCI Emerging Markets Index (“MSCIEM”)	4.30%	3.12%	0.64%	3.44%	—	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	3.56%	5.56%	-8.03%	2.71%	—	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratios are from the Fund’s Prospectus, dated February 28, 2014. FCA Corp has contractually agreed to waive the Management Fee of 1.25% through February 28, 2015. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 6.13%.

The Fund’s performance is measured against the MSCI Emerging Markets Index (“MSCIEM”), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; and the Dow Jones Africa Titans 50 Index (“DJAFKT”), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The Emerging Markets Index currently consists of the following 23 emerging market country indices: Brazil, Chile, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)

COMMONWEALTH JAPAN FUND
The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2014 was $3.05 per share compared to $3.08 per share on October 31, 2013. For the twelve month period covered by this Annual Report, the Commonwealth Japan Fund returned -0.97%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research.We also may invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Tokyo Stock Price Index returned -0.18% for the same period.[1] The index does not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with the ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Japan’s economy registered growth of around 5.8 percent on an annualized basis in the first quarter of 2014, as consumer demand was pulled forward ahead of the consumption tax increase from 5 percent to 8 percent in April 2014. According to a government interim assessment in July, many firms had judged that the adverse impact of the consumption tax hike was largely within their expectations. In reality, however, it turned out that an actual decline in domestic demand was greater in the April-June quarter this year and the recovery process since August has also been slower than expected.

Some weakness in Japan’s economy has remained, particularly on the production side, against the background of inventory adjustments brought by the effects of a decline in demand following the front-loaded increase prior to the consumption tax increase. The real GDP growth rate declined substantially in the April-June quarter and was minus (1.9) percent in the July-September quarter on an annualized quarter-on-quarter basis.

The Bank of Japan introduced the quantitative and qualitative monetary easing (or “QQE”) in April 2013, with a two year view for seeking to achieve the price stability target of 2 percent growth in the Consumer Price Index, with an announced goal of doubling the monetary base within two years. At the end of October 2014, the Bank of Japan announced a surprise round of further stimulus to its monetary policies. As part of its target to reach a 2 percent inflation target, the Bank of Japan now plans to increase its monetary base by 80 trillion yen per year, and the Bank of Japan tripled the size of its annual purchase of Exchange Traded Funds to 3 trillion yen per year, as well as tripled the size of its real estate purchases to 90 billion yen per year.

There are other considerations as well:

–
For the period ended October 31, 2014, the Advisor voluntarily reimbursed Fund operating expenses in the amount of $32,954, which are not subject to recoupment. Please see accompanying notes to the financial statements for additional information.

–	The depreciation of the Japanese Yen versus the U.S. dollar during the year had a predictably negative effect on the Fund’s returns.

–	The Fund’s electronics holdings, Hamamatsu. Photonics KK and Hoya Corp. positively impacted the Fund’s performance.

–	The Fund’s healthcare-products holding, Asahi Intecc, positively impacted the Fund’s performance.

–	The Fund’s holdings within the engineering & construction industry were a major positive contributor to the Fund’s performance.

–	The Fund’s holdings within the real estate, transportation and beverages industries had negative returns for the year with commensurate effects on the Fund’s returns.

–	The Fund’s holdings in Coca-Cola West Co. and Kirin Holdings Co. negatively impacted the Fund’s performance.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees, depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1]	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)
COMMONWEALTH JAPAN FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Japan Fund and the TOPIX Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Japan Fund from 10/31/04 to 10/31/14, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund Operating
	as of September 30, 2014			as of October 31, 2014			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]

Commonwealth Japan Fund	0.33%	1.78%	-0.28%	-0.97%	2.54%	-0.21%	4.43%
Tokyo Stock Price Index (“TOPIX”)	1.75%	5.77%	3.75%	-0.18%	5.85%	3.36%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus, dated February 28, 2014. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 4.40%.

The Fund’s performance is measured against the Tokyo Stock Price Index an unmanaged capitalization-weighted index of all the companies stocks on the First Selection of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Japan Fund was formerly known as the Capstone Japan Fund (2000), established as a series of the Trust on July 10, 1989 under the name of the Capstone Nikko Japan Tilt Fund.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)
COMMONWEALTH GLOBAL FUND
The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2014 was $16.78 per share compared to $17.00 per share on October 31, 2013. For the twelve month period covered by this Annual Report, the Commonwealth Global Fund posted a 2.56% cumulative total return. This return figure includes the $0.64 per share distribution made in December 2013. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI World Index returned 9.25% for the same period. The index does not include any fixed income instruments.[1] Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with the ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Domestic and International markets continue to weigh the “uncertainty” and dangers of various global concerns. These concerns include but are not limited to Russia’s aggression in Ukraine, militant control of vast regions of Iraq and Syria, Iran’s continued development as a nuclear threat, and pro-democracy protests in Hong Kong. In addition to these military and political concerns in regional hot spots, there is concern with the continued anemic economic growth in Western Europe and Japan. Emerging market growth has also slowed dramatically.

Last year we discussed the disappointing returns the Fund experienced in the Transportation stocks. In particular, we felt the underperformance of rail road companies was overdone. This year, we saw our highest returns from our Transportation stocks, up 34%. This year’s worst performing sector was the Materials sector. Stocks in this sector were hit hard by the continued low expectations for economic growth. This does not diminish our belief that our selected material miners and producers will benefit should a global economic recovery occur this year.

While we will continue to invest, recognizing the risks inherent in today’s market, we are optimistic in the global entrepreneurial spirit that exists in many regions of the world.

There are other considerations as well during the period covered by this year’s report:

–
The Fund’s U.S holdings hold a meaningful allocation to small and mid-cap stocks. The Fund’s benchmark, the MSCI World Index, is heavily tilted toward large-cap securities. Large-cap companies outperformed smaller-cap companies by a significant margin during the year. This allocation difference was a major factor to the Fund’s relative underperformance versus the large-cap MSCI World Index.

–	The Fund’s international holdings represented more than half of the Fund’s holdings. This led to some underperformance due to currency exposure.

–
The Fund’s investments in the following negatively impacted the Fund’s performance during the period covered by this year’s report: coal producer Cloud Peak Energy and the French based diversified chemical manufacturer Arkema SA.

We were pleased with specific investment selections in various countries, such as Nidec Corp., based in Japan, and HDFC Bank Ltd. based in India.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees, depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1]	For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)
COMMONWEALTH GLOBAL FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Global Fund and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Global Fund from 10/31/04 to 10/31/14, and represents the reinvestment of dividends and distributions in the Fund.
	Average Annual Total Return			Average Annual Total Return			Total Fund Operating
	as of September 30, 2014			as of October 31, 2014			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]

Commonwealth Global Fund	5.49%	7.48%	5.39%	2.56%	7.75%	5.19%	3.13%
MSCI World Index	12.80%	11.47%	7.71%	9.25%	12.02%	7.52%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus, dated February 28, 2014. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.12%.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND
The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2014, was $14.35 per share compared to $12.55 per share on October 31, 2013. For the twelve month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted 14.34% cumulative total return. The MSCI US REIT Index returned 19.19% for the same period.[1] Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with the ownership of a mutual fund. The performance returns of the Fund do reflect the deduction of fees for these services.

In our view, REIT fundamentals in the U.S. remained attractive for many reasons, fair valuation, abundant inventory, positive economic growth, and flexible balance sheets. Businesses which had initially delayed hiring decisions and facility expansions have started leasing offices, warehouses and R&D facilities. The sharp increase in wireless data and cloud computing has helped specialized REITs focusing on these type of properties.Well-managed REITs have been able to replace higher interest rate debt and/or floating credit facilities with lower cost debt. The lower cost of capital has allowed REITs that typically sign long-term leases — such as the single-tenant triple-net REIT sector — to lock in a higher spread between cost of capital and revenue per square foot. The above factors have contributed to most of the REIT sectors outperforming the S&P 500 Index.

There are other considerations as well during the period covered by this year’s report:

–
The Fund’s investments in the lodging industry, including InterContinental Hotels Group PLC, Marriott International, Inc. and Ryman Hospitality Properties all positively contributed to the Fund’s performance.

–	The Fund’s investments in Apartment REITs generally contributed to the Fund’s performance, with the exception of Campus Crest Communities which negatively contributed to the Fund’s performance.

–	The Fund’s investment in the retail industry, Kingfisher PLC, negatively impacted the Fund’s performance.

–
In the commercial real estate space, investors continue to focus on high-quality assets in prime locations. However a growing number of investors are expanding into secondary and tertiary markets in search of higher yields, given the continued low interest rates. Interest rates have remained well below historical averages, and there is risk that they will increase. Rising rates could be viewed as a major headwind for REIT performance and valuations. However, higher interest rates would take some time to show up in REIT financial metrics. At present, we do not see reasons to be making material changes and believe the practice of holding the course longer term is the best process to follow.

–
The U.S. economy appears well poised to sustain positive economic growth in the coming year. There are several reasons for the expected better macroeconomic performance. These include, among others, lower energy costs, easing of credit for business and real estate lending, and more upbeat consumer and business confidence.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees, depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

*
Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Real Estate Securities Fund and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Real Estate Securities Fund from 10/31/04 to 10/31/14, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Total Fund Operating
	as of September 30, 2014			as of October 31, 2014			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]

Commonwealth Real Estate Securities Fund	12.30%	8.97%	4.13%	14.34%	11.25%	4.33%	3.35%
MSCI US REIT Index	13.26%	15.96%	8.41%	19.19%	19.31%	8.86%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Fund’s Prospectus, dated February 28, 2014. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.33%.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

Glossary of Terms (Unaudited)

Australian All Ordinaries Index (“AAOI”) — is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange.

Consumer Price Index (“CPI”) — is a measure of changes in the price level of a market basket of consumer goods and services purchased by households.

Dow Jones Africa Titans 50 Index (“DJAFKT”) — a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa.

Gross Domestic Product (GDP) — is a measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

MSCI Emerging Markets Index (“MSCIEM”) — is a float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets. The Emerging Markets Index currently consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI US REIT Index — is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX.

MSCI World Index — is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

NZX 50 Index — is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange.

Tokyo Stock Price Index (“TOPIX”) — is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or	Percent of Total
Security Type	Investments

Commercial Services	21.9%
Healthcare – Services	12.0%
Transportation	8.9%
Electric	8.7%
Oil & Gas	8.2%
Diversified Financial Services	6.0%
Retail	5.3%
Media	4.0%
Insurance	3.7%
REITS	3.6%
Home Furnishings	3.0%
Telecommunications	2.7%
Bonds – New Zealand	2.6%
Healthcare – Products	2.6%
Engineering & Construction	2.1%
Mining	1.7%
Electronics	1.0%
Short-Term Investments	0.8%
Metal Fabricate/Hardware	0.6%
Holding Companies – Diversified	0.6%
Coal	0.0%

100.0%

AFRICA FUND
Country or	Percent of Total
Security Type	Investments

South Africa	65.4%
Exchange Traded Funds – Africa Region	12.4%
Exchange Traded Funds – South Africa	10.2%
Exchange Traded Funds – Nigeria	4.2%
Egypt	2.4%
Short-Term Investments	2.3%
United Kingdom	2.2%
Sovereign Bonds – South Africa	0.8%
Guernsey	0.1%

100.0%

COMMONWEALTH JAPAN FUND
Industry or	Percent of Total
Security Type	Investments

Transportation	21.4%
Short-Term Investments	8.5%
Healthcare – Products	8.0%
Auto Parts & Equipment	5.9%
Real Estate	4.9%
Insurance	4.8%
Engineering & Construction	4.8%
Electronics	4.2%
Equity Fund	3.7%
Machinery – Diversified	3.2%
Distribution/Wholesale	3.0%
Beverages	3.0%
Cosmetics/Personal Care	2.8%
REITS	2.7%
Auto Manufacturers	2.5%
Banks	2.2%
Retail	2.2%
Leisure Time	2.1%
Hand/Machine Tools	2.1%
Computers	1.9%
Electric	1.8%
Entertainment	1.5%
Chemicals	1.1%
Food	0.9%
Diversified Financial Services	0.8%

100.0%
* Portfolio composition is subject to change.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

PERFORMANCE OVERVIEW – October 31, 2014* (Unaudited)

COMMONWEALTH GLOBAL FUND
Country or	Percent of Total
Security Type	Investments

United States	38.6%
United Kingdom	12.9%
Switzerland	7.0%
Israel	4.5%
Preferred Stocks	3.8%
South Korea	3.5%
Mexico	3.3%
Ireland	3.1%
Short-Term Investments	3.0%
Japan	2.8%
Netherlands	2.1%
Germany	2.1%
India	1.9%
Spain	1.9%
Singapore	1.8%
France	1.5%
Brazil	1.3%
Chile	1.3%
South Africa	0.9%
Canada	0.8%
Australia	0.7%
Call Options	0.7%
Norway	0.5%

100.0%

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or	Percent of Total
Security Type	Investments

REITS – Office Property	10.8%
REITS – Hotels	10.4%
REITS – Apartments	9.9%
Building Materials	9.4%
Lodging	7.7%
Real Estate	7.6%
REITS – Diversified	6.0%
Telecommunications	4.9%
REITS – Health Care	4.7%
REITS – Storage	3.9%
Banks	2.9%
Home Builders	2.8%
Engineering & Construction	2.8%
Short – Term Investments	2.7%
REITS – Shopping Centers	2.2%
REITS – Warehouse/Industries	2.2%
REITS – Regional Malls	2.1%
Retail	2.0%
Exchange Traded Funds – China	1.9%
REITS – Single Tenant	1.6%
Savings & Loans	1.5%

100.0%

* Portfolio composition is subject to change.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

SCHEDULE OF INVESTMENTS – October 31, 2014

Commonwealth Australia/New Zealand Fund

	Shares	Value

AUSTRALIA (20.2%)
COMMON STOCKS (20.2%)
COMMERCIAL SERVICES (0.7%)
Silver Chef, Ltd.	5,263	$27,510
Slater & Gordon, Ltd.	20,514	110,296

		137,806

DIVERSIFIED FINANCIAL SERVICES (0.7%)
FlexiGroup, Ltd.	45,000	141,763

ELECTRIC (2.3%)
AGL Energy, Ltd.	35,531	424,909
ERM Power, Ltd.	32,494	52,040

		476,949

HEALTHCARE-PRODUCTS (1.3%)
Cochlear, Ltd.	4,000	258,571

HEALTHCARE-SERVICES (2.1%)
Sonic Healthcare, Ltd.	26,324	432,711

INSURANCE (3.6%)
Insurance Australia Group, Ltd.	40,000	229,497
QBE Insurance Group, Ltd.	49,839	505,670

		735,167

MINING (1.6%)
PanAust, Ltd.	223,292	335,999

OIL & GAS (3.1%)
Santos, Ltd.	29,549	335,430
Woodside Petroleum, Ltd.	8,518	300,798

		636,228

RETAIL (2.3%)
Wesfarmers, Ltd.	12,278	476,902

TRANSPORTATION (2.5%)
Asciano, Ltd.	93,333	514,958

TOTAL AUSTRALIAN COMMON
STOCKS (Cost $3,571,559)		4,147,054

NEW ZEALAND (76.6%)
COMMON STOCKS (74.0%)
COAL (0.0%)
Pike River Coal, Ltd. (1) (2)	1,145,295	—

COMMERCIAL SERVICES (20.8%)
Marsden Maritime Holdings, Ltd.	81,425	171,368
Mowbray Collectables, Ltd. (2) (3)	1,021,593	338,434
Port of Tauranga, Ltd.	50,000	634,500
South Port New Zealand, Ltd.	1,027,930	3,124,894

		4,269,196

DIVERSIFIED FINANCIAL SERVICES (5.1%)
Heartland New Zealand, Ltd.	1,348,137	1,050,851

ELECTRIC (6.1%)
Contact Energy, Ltd.	90,000	434,952
Infratil, Ltd.	220,777	493,044
Mighty River Power, Ltd.	150,000	329,722

		1,257,718

ELECTRONICS (1.0%)
ikeGPS Group, Ltd. (2)	300,000	201,107

ENGINEERING & CONSTRUCTION (2.0%)
Airwork Holdings, Ltd.	50,000	120,820
Opus International Consultants, Ltd.	250,000	292,306

		413,126

HEALTHCARE-PRODUCTS (1.3%)
Ebos Group, Ltd.	34,993	261,036

HEALTHCARE-SERVICES (9.6%)
Abano Healthcare Group, Ltd.	61,900	330,513
Metlifecare, Ltd.	173,011	581,243
Ryman Healthcare, Ltd.	180,000	1,064,931

		1,976,687

HOLDING COMPANIES-DIVERSIFIED (0.6%)
Hellaby Holdings, Ltd.	50,000	116,143

HOME FURNISHINGS (3.0%)
Scott Technology, Ltd.	507,409	605,141

MEDIA (3.9%)
Sky Network Television, Ltd.	159,745	791,939

METAL FABRICATE/HARDWARE (0.6%)
Steel & Tube Holdings, Ltd.	50,000	116,533

OIL & GAS (4.9%)
New Zealand Oil & Gas, Ltd.	761,734	436,413
New Zealand Refining Co., Ltd./The (2)	435,157	576,637

		1,013,050

REITS (3.5%)
Vital Healthcare Property Trust	600,553	716,226

RETAIL (2.8%)
Briscoe Group, Ltd.	183,520	407,695
Smiths City Group, Ltd.	417,503	175,736

		583,431

TELECOMMUNICATIONS (2.6%)
TeamTalk, Ltd.	415,473	534,360

See accompanying notes to financial statements.

19

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

SCHEDULE OF INVESTMENTS – October 31, 2014

Commonwealth Australia/New Zealand Fund

	Shares	Value

NEW ZEALAND (76.6%) – Continued
COMMON STOCKS (74.0%) – Continued
TRANSPORTATION (6.2%)
Freightways, Ltd.	173,540	$771,048
Mainfreight, Ltd.	40,000	494,817

		1,265,865

TOTAL NEW ZEALAND COMMON STOCKS (Cost $11,303,050)		15,172,409

	Principal

CORPORATE BONDS (2.6%)
Credit Agricole SA, 5.04%,
12/29/49 (4) (5) (6)	890,000	525,855

TOTAL CORPORATE BONDS (Cost $464,160)		525,855

TOTAL NEW ZEALAND (Cost $11,767,210)		15,698,264

	Shares	Value

SHORT-TERM INVESTMENTS (0.8%)
Federated Government Obligations
Fund, 0.01% (7)	170,039	170,039

TOTAL SHORT-TERM INVESTMENTS (Cost $170,039)		170,039

TOTAL INVESTMENTS (97.6%) (Cost $15,508,808)		20,015,357
OTHER ASSETS IN EXCESS OF
LIABILITIES (2.4%)		485,681

NET ASSETS (100.0%)		$20,501,038

(1)	Security is being fair valued in accordance with the Trust’s fair valuation policies.

(2)	Non-income producing.

(3)	Affiliated Investment. See Note 5 of the Notes to Financial Statements.

(4)	Callable.

(5)	Variable rate security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2014.

(6)	Principal amount shown is in New Zealand Dollars; value shown in U.S. Dollars.

(7)	Rate disclosed is the seven day yield as of October 31, 2014.

See accompanying notes to financial statements.

20

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

SCHEDULE OF INVESTMENTS – October 31, 2014

Africa Fund

	Shares	Value

COMMON STOCKS (70.0%)
EGYPT (2.4%)
Global Telecom Holding GDR (1)	20,000	$60,060

GUERNSEY (0.1%)
Agriterra, Ltd. (1)	210,000	3,091

SOUTH AFRICA (65.3%)
African Bank Investments, Ltd. (2)	18,666	—
Anglo American Platinum, Ltd. (1)	800	25,238
AngloGold Ashanti, Ltd. ADR (1)	1,000	8,270
Astral Foods, Ltd.	4,000	54,967
Barloworld, Ltd.	4,300	37,336
Bidvest Group, Ltd.	2,167	59,602
Capitec Bank Holdings, Ltd.	2,850	75,179
Clientele, Ltd.	50,000	74,797
Combined Motor Holdings, Ltd.	15,000	16,319
Compu-Clearing Outsourcing, Ltd.	20,000	10,118
Coronation Fund Managers, Ltd.	6,500	56,279
Crookes Brothers, Ltd.	8,000	54,217
Discovery, Ltd.	9,000	81,866
Eqstra Holdings, Ltd. (1)	25,000	11,741
Exxaro Resources, Ltd.	2,000	20,853
FirstRand, Ltd.	14,300	61,194
Gold Fields, Ltd. ADR	5,000	15,950
Grindrod, Ltd.	35,000	71,715
Howden Africa Holdings, Ltd. (1)	11,000	41,887
Imperial Holdings, Ltd. ADR	1,200	20,556
Invicta Holdings, Ltd.	4,000	36,715
ISA Holdings, Ltd. (1)	103,000	7,097
Mediclinic International, Ltd.	5,700	50,903
MTN Group, Ltd. ADR	2,600	57,798
Murray & Roberts Holdings, Ltd.	9,000	18,482
Naspers, Ltd. N Shares	400	49,779
Nedbank Group, Ltd.	3,000	65,343
Pinnacle Holdings, Ltd.	20,700	22,859
PSG Group, Ltd.	10,400	108,434
RCL Foods, Ltd.	27,559	39,950
Sasol, Ltd. ADR	1,600	80,304
Shoprite Holdings, Ltd. ADR	1,800	26,226
Sovereign Food Investments, Ltd.	30,000	22,303
Standard Bank Group, Ltd. ADR	4,800	60,240
Steinhoff International
Holdings, Ltd.	13,222	67,610
Tiger Brands, Ltd.	700	21,045
Value Group, Ltd.	30,000	11,940
Vodacom Group, Ltd.	3,000	36,401
Wilson Bayly Holmes-Ovcon, Ltd.	3,000	35,362

		1,616,875

UNITED KINGDOM (2.2%)
SABMiller PLC ADR	500	28,320
Tullow Oil PLC ADR	7,000	27,300

		55,620

TOTAL COMMON STOCKS
(Cost $1,718,945)		1,735,646

EXCHANGE TRADED FUNDS (26.7%)
Global X Nigeria Index ETF	7,700	103,257
iShares MSCI South Africa Index
Fund	3,700	253,043
Market Vectors Africa Index ETF	10,340	305,547

TOTAL EXCHANGE TRADED FUNDS
(Cost $656,126)		661,847

	Principal

SOVEREIGN BONDS (0.8%)
SOUTH AFRICA (0.8%)
South Africa Government Bond,
8.00%, 12/21/18 (3)	200,000	18,759

TOTAL SOVEREIGN BONDS
(Cost $26,458)		18,759

	Shares

SHORT-TERM INVESTMENTS (2.3%)
Federated Government Obligations
Fund, 0.01% (4)	58,073	58,073

TOTAL SHORT-TERM INVESTMENTS
(Cost $58,073)		58,073

TOTAL INVESTMENTS (99.8%)
(Cost $2,459,602)		2,474,325
OTHER ASSETS IN EXCESS OF
LIABILITIES (0.2%)		3,750

NET ASSETS (100.0%)		$2,478,075

(1)	Non-income producing.
(2)	Security is being fair valued in accordance with the Trust’s fair valuation policies.
(3)	Principal amount shown in South African Rand; value shown in U.S. Dollars.
(4)	Rate disclosed is the seven day yield as of October 31, 2014.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

21

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

SCHEDULE OF INVESTMENTS – October 31, 2014

Commonwealth Japan Fund

	Shares	Value

COMMON STOCKS (87.4%)
AUTO MANUFACTURERS (2.5%)
Toyota Motor Corp. ADR	1,000	$121,350

AUTO PARTS & EQUIPMENT (5.9%)
NGK Spark Plug Co., Ltd.	6,000	153,572
Sumitomo Rubber Industries, Ltd.	10,000	134,788

		288,360

BANKS (2.2%)
Mizuho Financial Group, Inc.	30,000	53,416
Nishi-Nippon City Bank, Ltd.	20,000	53,773

		107,189

BEVERAGES (3.0%)
Coca-Cola West Co., Ltd.	4,000	56,123
Kirin Holdings Co., Ltd.	7,000	88,992

		145,115

CHEMICALS (1.1%)
JSR Corp.	3,000	52,882

COMPUTERS (1.9%)
INES Corp.	5,000	40,552
Otsuka Corp.	1,500	54,618

		95,170

COSMETICS/PERSONAL CARE (2.8%)
Unicharm Corp.	6,000	137,467

DISTRIBUTION/WHOLESALE (3.0%)
Marubeni Corp.	16,000	100,850
Yamae Hisano Co., Ltd.	5,200	44,674

		145,524

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Kyushu Leasing Service Co., Ltd.	13,000	38,772

ELECTRIC (1.7%)
Tohoku Electric Power Co., Inc.	7,000	85,564

ELECTRONICS (4.2%)
Hamamatsu Photonics K.K.	1,500	67,037
Hoya Corp.	4,000	139,150

		206,187

ENGINEERING & CONSTRUCTION (4.8%)
Kajima Corp.	33,000	144,545
Taihei Dengyo Kaisha, Ltd.	6,000	47,754
Takada Corp.	6,000	41,345

		233,644

ENTERTAINMENT (1.5%)
Sankyo Co., Ltd.	2,000	71,756

FOOD (0.9%)
Maxvalu Kyushu Co., Ltd.	3,000	44,923

HAND/MACHINE TOOLS (2.0%)
Meidensha Corp.	28,000	100,209

HEALTHCARE-PRODUCTS (8.0%)
Asahi Intecc Co., Ltd.	6,000	269,753
Terumo Corp.	5,000	121,611

		391,364

INSURANCE (4.8%)
Dai-ichi Life Insurance Co., Ltd.	11,000	161,585
T & D Holdings, Inc.	6,000	75,157

		236,742

LEISURE TIME (2.1%)
Shimano, Inc.	800	104,411

MACHINERY-DIVERSIFIED (3.2%)
Fanuc Corp.	700	119,154
Torishima Pump Manufacturing Co.,
Ltd.	5,000	37,258

		156,412

REAL ESTATE (4.9%)
Mitsui Fudosan Co., Ltd.	3,000	93,679
Sumitomo Realty & Development
Co., Ltd.	4,000	145,809

		239,488

REITS (2.6%)
Fukuoka REIT Corp.	70	129,749

RETAIL (2.2%)
Sugi Holdings Co., Ltd.	2,500	107,167

TRANSPORTATION (21.3%)
Daiichi Koutsu Sangyo Co., Ltd.	3,600	31,409
East Japan Railway Co.	1,500	115,446
Hankyu Hanshin Holdings, Inc.	22,000	127,505
Kawasaki Kisen Kaisha, Ltd.	30,000	66,771
Keikyu Corp.	13,000	106,361
Keio Corp.	18,000	134,610
Kintetsu World Express, Inc.	2,000	68,106
Mitsui OSK Lines, Ltd.	18,000	55,446
Nippon Express Co., Ltd.	15,000	64,634
Nishi-Nippon Railroad Co., Ltd.	10,000	39,528
Tobu Railway Co., Ltd.	18,000	89,579
Yamato Holdings Co., Ltd.	7,000	147,042

		1,046,437

TOTAL COMMON STOCKS
(Cost $2,968,038)		4,285,882

See accompanying notes to financial statements.

22

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SCHEDULE OF INVESTMENTS – October 31, 2014

Commonwealth Japan Fund

	Shares	Value

EXCHANGE TRADED FUNDS (3.7%)
iShares MSCI Japan Index Fund	15,000	$180,900

TOTAL EXCHANGE TRADED FUNDS
(Cost $170,634)		180,900

SHORT-TERM INVESTMENTS (8.5%)
Federated Government Obligations
Fund, 0.01% (1)	416,949	416,949

TOTAL SHORT-TERM INVESTMENTS
(Cost $416,949)		416,949

TOTAL INVESTMENTS (99.6%)
(Cost $3,555,621)		4,883,731
OTHER ASSETS IN EXCESS OF
LIABILITIES (0.4%)		18,613

NET ASSETS (100.0%)		$4,902,344

(1) Rate disclosed is the seven day yield as of October 31, 2014.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trusts

See accompanying notes to financial statements.

23

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

SCHEDULE OF INVESTMENTS – October 31, 2014

Commonwealth Global Fund

	Shares	Value

COMMON STOCKS (92.0%)
AUSTRALIA (0.7%)
Alumina, Ltd. ADR (1)	20,000	$113,800

BRAZIL (1.3%)
Vale SA ADR	22,000	221,980

CANADA (0.8%)
Encana Corp.	3,700	68,931
Power Financial Corp.	2,000	58,320

		127,251

CHILE (1.3%)
Cia Cervecerias Unidas SA ADR	10,000	213,100

FRANCE (1.5%)
Arkema SA ADR	4,130	253,970

GERMANY (2.0%)
Siemens AG ADR	3,000	338,220

INDIA (1.9%)
HDFC Bank, Ltd. ADR	6,000	314,580

IRELAND (3.1%)
Pentair PLC	7,760	520,308

ISRAEL (4.5%)
NICE Systems, Ltd. ADR	10,000	406,800
Teva Pharmaceutical Industries, Ltd.
ADR (2)	6,000	338,820

		745,620

JAPAN (2.8%)
Nidec Corp. ADR	28,000	466,760

MEXICO (3.3%)
Grupo Televisa SA ADR	15,000	542,100

NETHERLANDS (2.1%)
Unilever NV	9,000	348,570

NORWAY (0.5%)
Gjensidige Forsikring ASA ADR	5,000	90,500

SINGAPORE (1.7%)
DBS Group Holdings, Ltd. ADR	5,000	289,650

SOUTH AFRICA (0.9%)
Shoprite Holdings, Ltd. ADR	10,000	145,700

SOUTH KOREA (3.5%)
POSCO ADR	4,800	343,488
Samsung Electronics Co., Ltd. GDR	400	230,000

		573,488

SPAIN (1.9%)
Banco Santander SA ADR	35,642	312,580

SWITZERLAND (7.0%)
Nestle SA ADR	7,750	568,307
Roche Holding AG ADR	16,000	588,960

		1,157,267

UNITED KINGDOM (12.8%)
BG Group PLC ADR	10,000	168,300
BP PLC ADR	5,000	217,300
British Sky Broadcasting Group PLC
ADR	4,000	227,480
Centrica PLC ADR	14,000	271,460
Diageo PLC ADR	2,000	235,940
InterContinental Hotels Group PLC
ADR	8,615	327,456
Old Mutual PLC ADR	13,125	327,469
Standard Chartered PLC	10,000	150,500
Vodafone Group PLC ADR	6,295	209,120

		2,135,025

UNITED STATES (38.4%)
AGCO Corp.	5,000	221,550
Amazon.com, Inc. (1)	900	274,914
Big 5 Sporting Goods Corp.	16,000	196,960
Calpine Corp. (1)	10,000	228,200
Conmed Corp.	12,720	534,113
DENTSPLY International, Inc.	8,700	441,699
eBay, Inc. (1)	4,000	210,000
Goodrich Petroleum Corp. (1)	20,000	164,800
Huntington Bancshares, Inc.	20,000	198,200
Integrated Silicon Solution, Inc.	22,000	298,760
ITC Holdings Corp.	6,000	237,660
J.C. Penney Co., Inc. (1)	22,000	167,420
Johnson Controls, Inc.	6,000	283,500
KVH Industries, Inc. (1)	30,000	387,600
LifePoint Hospitals, Inc. (1)	4,500	315,000
Miller Industries, Inc.	14,000	276,780
National Oilwell Varco, Inc.	3,000	217,920
New York Community Bancorp, Inc.	10,000	159,500
Norfolk Southern Corp.	4,000	442,560
Northwest Natural Gas Co.	5,000	234,650
Starwood Hotels & Resorts
Worldwide, Inc. (2)	500	38,330
Synchrony Financial (1)	8,000	216,160
Ultra Petroleum Corp. (1) (2)	10,000	228,000
Verizon Communications, Inc.	4,071	204,568
Wells Fargo & Co.	4,000	212,360

		6,391,204

TOTAL COMMON STOCKS
(Cost $10,957,383)		15,301,673

See accompanying notes to financial statements.

24

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

SCHEDULE OF INVESTMENTS – October 31, 2014

Commonwealth Global Fund

	Shares	Value

PREFERRED STOCKS (3.7%)
UNITED STATES (3.7%)
HSBC USA, Inc., Series F, 3.50%,
Callable 11/30/14 (3) (4)	18,000	$395,100
HSBC USA, Inc., Series G, 4.00%,
Callable 11/30/14 (3) (4)	10,000	231,300

TOTAL PREFERRED STOCKS (Cost $467,195)		626,400

	Contracts

CALL OPTIONS (0.7%)
UNITED STATES (0.7%)
iShares MSCI All Country Asia ETF,
Strike Price: $60.00, Expiration
12/20/2014 (1)	40	12,400
iShares MSCI Emerging Markets
ETF, Strike Price: $40.00,
Expiration 3/20/2015 (1)	75	22,500
iShares MSCI Emerging Markets
ETF, Strike Price: $42.50,
Expiration 6/19/2015 (1)	75	16,425
iShares MSCI Japan ETF,
Strike Price: $11.00, Expiration
1/17/2015 (1)	180	19,440
iShares Russell 2000 ETF, Strike
Price: $108.00, Expiration
1/17/2015 (1)	20	19,760
iShares Russell 2000 ETF, Strike
Price: $113.00, Expiration
1/15/2016 (1)	20	22,000

TOTAL CALL OPTIONS (Premium $114,190)		112,525

	Shares	Value

SHORT-TERM INVESTMENTS (3.0%)
Federated Government Obligations
Fund, 0.01% (5)	499,264	499,264

TOTAL SHORT-TERM INVESTMENTS (Cost $499,264)		499,264

TOTAL INVESTMENTS (99.4%) (Cost $12,038,032)		16,539,862
OTHER ASSETS IN EXCESS OF
LIABILITIES (0.6%)		96,894

NET ASSETS (100.0%)		$16,636,756

(1)	Non-income producing.
(2)	Subject to call options written
(3)	Callable.
(4)	Floating rate security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2014.
(5)	Rate disclosed is the seven day yield as of October 31, 2014.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

25

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

SCHEDULE OF INVESTMENTS – October 31, 2014

Commonwealth Real Estate Securities Fund

	Shares	Value

COMMON STOCKS (96.0%)
BANKS (2.9%)
Lloyds Banking Group PLC
ADR (1)	21,000	$103,320
Regions Financial Corp.	18,000	178,740

		282,060

BUILDING MATERIALS (9.5%)
Cemex SAB de CV ADR (1)	25,582	314,658
CRH PLC ADR	3,000	67,230
James Hardie Industries NV ADR	5,000	266,650
Lafarge SA ADR	5,000	87,250
Martin Marietta Materials, Inc.	1,430	167,196

		902,984

ENGINEERING & CONSTRUCTION (2.8%)
Grupo Aeroportuario del Sureste SAB
de CV ADR	1,300	175,084
Kajima Corp. ADR	2,000	89,560

		264,644

HOME BUILDERS (2.8%)
MDC Holdings, Inc.	5,000	122,100
Toll Brothers, Inc. (1)	4,500	143,775

		265,875

LODGING (7.7%)
InterContinental Hotels Group PLC
ADR	5,414	205,786
Marriott International, Inc.,
Class A (2)	5,035	381,401
Ryman Hospitality Properties	3,024	149,235

		736,422

REAL ESTATE (7.7%)
Alto Palermo SA ADR	11,500	253,000
Gafisa SA ADR	12,000	25,680
IRSA Inversiones y Representaciones
SA ADR	6,000	88,380
Lend Lease Group ADR	1,900	26,467
WP Carey, Inc.	5,000	338,600

		732,127

REITS-APARTMENTS (10.0%)
AvalonBay Communities, Inc.	1,347	209,916
Boardwalk Real Estate Investment
Trust	1,500	93,930
Campus Crest Communities, Inc.	11,000	69,740
Equity Residential	5,700	396,492
Essex Property Trust, Inc.	900	181,584

		951,662

REITS-DIVERSIFIED (6.0%)
British Land Co. PLC ADR	9,000	105,300
Vornado Realty Trust	1,207	132,142
Washington Real Estate Investment
Trust	6,000	169,560
Weyerhaeuser Co.	5,000	169,300

		576,302

REITS-HEALTH CARE (4.8%)
HCP, Inc.	2,000	87,940
Health Care REIT, Inc.	2,500	177,775
Ventas, Inc.	2,750	188,403

		454,118

REITS-HOTELS (10.5%)
Host Hotels & Resorts, Inc.	15,317	357,039
LaSalle Hotel Properties	11,000	431,310
Pebblebrook Hotel Trust	5,000	213,000

		1,001,349

REITS-OFFICE PROPERTY (10.9%)
Alexandria Real Estate Equities, Inc.	2,000	166,000
BioMed Realty Trust, Inc.	6,000	130,320
Boston Properties, Inc.	2,500	316,875
Douglas Emmett, Inc.	3,000	84,390
SL Green Realty Corp.	3,000	347,100

		1,044,685

REITS-REGIONAL MALLS (2.1%)
Simon Property Group, Inc.	500	89,605
Tanger Factory Outlet Centers, Inc.	3,000	107,310

		196,915

REITS-SHOPPING CENTERS (2.2%)
Acadia Realty Trust	4,985	155,532
Westfield Corp. ADR	4,000	56,080

		211,612

REITS-SINGLE TENANT (1.6%)
National Retail Properties, Inc.	4,000	152,480

REITS-STORAGE (3.9%)
Extra Space Storage, Inc.	6,400	372,224

REITS-WAREHOUSE/INDUSTRIES (2.2%)
EastGroup Properties, Inc.	3,000	206,580

RETAIL (2.0%)
Kingfisher PLC ADR	20,000	192,200

SAVINGS & LOANS (1.5%)
Harleysville Savings Financial Corp.	8,675	146,174

See accompanying notes to financial statements.

26

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

SCHEDULE OF INVESTMENTS – October 31, 2014

Commonwealth Real Estate Securities Fund

	Shares	Value

COMMON STOCKS (96.0%) - Continued
TELECOMMUNICATIONS (4.9%)
American Tower Corp., Class A	2,500	$243,750
SBA Communications Corp.,
Class A(1)	2,000	224,660

		468,410

TOTAL COMMON STOCKS 6,267,912		9,158,823

EXCHANGE TRADED FUNDS (1.9%)
Guggenheim China Real Estate ETF	8,500	181,730

TOTAL EXCHANGE TRADED FUNDS (Cost $144,153)		181,730

SHORT-TERM INVESTMENTS (2.7%)
Federated Government Obligations
Fund, 0.01% (3)	257,295	257,295

TOTAL SHORT-TERM INVESTMENTS (Cost $257,295)		257,295

TOTAL INVESTMENTS (100.6%) (Cost $6,669,360)		9,597,848

LIABILITIES IN EXCESS OF OTHER
ASSETS (-0.6%)		(60,628)

NET ASSETS (100.0%)		$9,537,220

(1)	Non-income producing.
(2)	Subject to call options written
(3)	Rate disclosed is the seven day yield as of October 31, 2014.
ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trusts

See accompanying notes to financial statements.

27

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

STATEMENTS OF ASSETS AND LIABILITIES – October 31, 2014

	Commonwealth				Commonwealth
	Australia/New		Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

ASSETS:
Unaffiliated investments at value (Cost $14,667,295, $2,459,602, $3,555,621, $12,038,032 and $6,669,360 respectively)	$19,676,923	$2,474,325	$4,883,731	$16,539,862	$9,597,848
Affiliated investments at value (Cost $841,513, $0, $0, $0 and $0 respectively)	338,434	—	—	—	—

Total Investments at value (Cost $15,508,808, $2,459,602, $3,555,621, $12,038,032 and $6,669,360 respectively)	20,015,357	2,474,325	4,883,731	16,539,862	9,597,848
Foreign currency at value (Cost $610,680, $111,091, $17,552, $0 and $0 respectively)	601,971	111,362	16,054	—	—
Interest and dividends receivable	134,386	529	16,928	57,110	19,735
Receivable for shares of beneficial interest issued	301	—	—	40	—
Receivable for investments sold	491,085	—	—	441,760	—
Due from adviser	—	11,238	3,025	—	—
Prepaid expenses	9,992	5,158	9,718	13,338	8,326

Total Assets	21,253,092	2,602,612	4,929,456	17,052,110	9,625,909

LIABILITIES:
Payable for investments purchased	641,097	109,994	—	215,939	—
Payable for options written (Premiums received $0, $0, $0, $31,129 and $24,899 respectively)	—	—	—	102,925	35,500
Payable for shares of beneficial interest redeemed	5,761	—	—	—	—
Accrued expenses and other payables:
Management fees	12,936	—	3,025	10,178	5,777
Administration	12,243	1,277	2,427	9,189	4,880
Distribution	8,758	1,027	2,154	26,118	13,916
Accounting and transfer agent	12,607	6,012	7,853	7,759	5,647
Trustee	8,362	872	1,658	6,276	3,333
Compliance	3,960	413	787	2,972	1,578
Custodian	2,669	413	599	1,403	748
Other	43,661	4,529	8,609	32,595	17,310

Total Liabilities	752,054	124,537	27,112	415,354	88,689

NET ASSETS	$20,501,038	$2,478,075	$4,902,344	$16,636,756	$9,537,220

NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE:(a)
(1,634,618, 248,897, 1,609,211, 991,475 and 664,608, shares of beneficial interest outstanding, respectively.)	$12.54	$9.96	$3.05	$16.78	$14.35

NET ASSETS CONSIST OF:
Paid-in-beneficial interest	$14,584,791	$2,491,098	$4,376,016	$10,976,553	$7,119,449
Accumulated net investment income (loss)	154,299	(5,430)	(101,317)	(59,838)	(11,936)
Accumulated net realized gains (losses) from investments, option contracts and foreign currency transactions	1,265,821	(23,437)	(698,340)	1,290,007	(488,180)
Net unrealized appreciation on investments, option contracts and foreign currency translations	4,496,127	15,844	1,325,985	4,430,034	2,917,887

NET ASSETS	$20,501,038	$2,478,075	$4,902,344	$16,636,756	$9,537,220

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to the Financial Statements. Par value $0.01, unlimited shares authorized.
See accompanying notes to financial statements.

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STATEMENTS OF OPERATIONS – October 31, 2014

	Commonwealth				Commonwealth
	Australia/New		Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

INVESTMENT INCOME:
Interest income	$39,917	$1,599	$17	$68	$17
Dividend income, unaffiliated investments	1,000,985	52,389	65,161	450,795	291,573
Foreign tax withholding	(123,689)	(5,437)	(9,300)	(28,558)	(1,605)

Total Investment Income	917,213	48,551	55,878	422,305	289,985

EXPENSES:
Management fees (Note 4)	164,443	28,775	32,954	123,690	65,987
Legal fees	46,015	4,665	8,947	44,359	17,969
Administration fees	146,960	15,283	29,069	110,360	58,520
Accounting and transfer agent fees	79,007	38,967	50,916	47,561	34,861
Distribution fees	54,814	5,755	10,985	41,230	21,996
Custodian fees	12,354	2,177	2,823	6,140	3,142
Miscellaneous fees	10,033	2,951	4,545	7,181	4,005
Audit fees	28,552	2,978	5,660	21,430	11,380
Trustee fees and expenses	32,777	3,555	6,672	25,446	13,550
Consulting services fees	429	39	80	298	153
Compliance fees	44,603	4,642	8,772	33,398	17,713
Insurance fees	20,303	1,653	3,633	12,819	6,852
State registration and filing fees	17,999	17,732	17,708	20,093	18,118
Printing and postage fees	16,102	1,907	3,551	13,509	7,137
Interest expense	616	—	59	—	—

Total Expenses	675,007	131,079	186,374	507,514	281,383

Waiver of fees and reimbursement of expenses (Note 4)	—	(85,040)	(32,954)	—	—

Net Expenses	675,007	46,039	153,420	507,514	281,383

Net Investment Income (Loss)	242,206	2,512	(97,542)	(85,209)	8,602

REALIZED/UNREALIZED GAIN (LOSS)
Net realized gain (loss) on unaffiliated investments	1,334,362	(16,349)	67,632	1,260,281	256,425
Net realized gain from written option contracts	—	—	—	29,811	31,874
Net realized loss on foreign currency transactions	(107,865)	(6,977)	(9,066)	—	—

Total Net Realized Gain (Loss)	1,226,497	(23,326)	58,566	1,290,092	288,299

Net change in unrealized appreciation (depreciation) on: Unaffiliated investments	(1,793,496)	(37,580)	19,293	(716,646)	897,513
Affiliated investments	(84,066)	—	—	—	—
Purchased option contracts	—	—	—	(6,905)	—
Written option contracts	—	—	—	(75,754)	(11,340)
Foreign currency translations	(6,122)	2,441	(2,136)	—	—

Total Net Change in Unrealized Appreciation (Depreciation)	(1,883,684)	(35,139)	17,157	(799,305)	886,173

Net Realized/Unrealized Gain (Loss)	(657,187)	(58,465)	75,723	490,787	1,174,472

Net Increase (Decrease) In Net Assets Resulting From Operations	$(414,981)	$(55,953)	$(21,819)	$405,578	$1,183,074

See accompanying notes to financial statements.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth
	Australia/New Zealand Fund		Africa Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013

OPERATIONS:
Net investment income (loss)	$242,206	$381,412	$2,512	$41,173
Net realized gain (loss)	1,226,497	595,726	(23,326)	(5,348)
Net change in unrealized appreciation (depreciation)	(1,883,684)	1,609,781	(35,139)	20,664

Change in net assets resulting from operations	(414,981)	2,586,919	(55,953)	56,489

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(386,365)	(310,746)	(28,879)	(23,882)
Return of capital	—	—	(7,221)	—
Net realized gains	(409,419)	—	—	—

Change in net assets from distributions	(795,784)	(310,746)	(36,100)	(23,882)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,241,082	5,593,414	703,722	1,010,351
Dividends reinvested	749,628	293,827	35,996	23,784
Cost of shares redeemed	(5,045,507)	(6,744,671)	(268,584)	(324,033)
Redemption fees	245	259	236	10

Change in net assets resulting from shares of beneficial interest transactions	(2,054,552)	(857,171)	471,370	710,112

Net increase (decrease) in net assets	(3,265,317)	1,419,002	379,317	742,719
NET ASSETS:
Beginning of year	23,766,355	22,347,353	2,098,758	1,356,039

End of year	$20,501,038	$23,766,355	$2,478,075	$2,098,758

Accumulated net investment income (loss)	$154,299	$339,703	$(5,430)	$27,914

SHARE TRANSACTIONS:
Issued	176,045	441,193	69,689	99,797
Reinvested	62,365	23,811	3,670	2,267
Redeemed	(397,451)	(525,991)	(26,699)	(32,362)

Change in shares	(159,041)	(60,987)	46,660	69,702

See accompanying notes to financial statements.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth		Commonwealth		Commonwealth
Japan Fund		Global Fund		Real Estate Securities Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013

$(97,542)	$(131,308)	$(85,209)	$(119,445)	$8,602	$(15,338)
58,566	8,588	1,290,092	618,883	288,299	69,072
17,157	897,776	(799,305)	2,225,380	886,173	832,470

(21,819)	775,056	405,578	2,724,818	1,183,074	886,204

—	—	—	—	—	—
—	—	—	—	—	—
—	—	(598,622)	—	—	—

—	—	(598,622)	—	—	—

1,265,724	2,350,149	1,316,104	1,226,946	623,072	891,528
—	—	577,724	—	—	—
(785,620)	(2,698,114)	(1,023,056)	(1,304,026)	(630,837)	(1,239,436)
10	3	—	4	—	26

480,114	(347,962)	870,772	(77,076)	(7,765)	(347,882)

458,295	427,094	677,728	2,647,742	1,175,309	538,322
4,444,049	4,016,955	15,959,028	13,311,286	8,361,911	7,823,589

$4,902,344	$4,444,049	$16,636,756	$15,959,028	$9,537,220	$8,361,911

$(101,317)	$(116,555)	$(59,838)	$(90,445)	$(11,936)	$(70,834)

417,833	824,264	77,621	80,691	46,687	74,384
—	—	35,184	—	—	—
(253,193)	(961,246)	(60,074)	(84,299)	(48,243)	(102,417)

164,640	(136,982)	52,731	(3,608)	(1,556)	(28,033)

See accompanying notes to financial statements.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

FINANCIAL HIGHLIGHTS

Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year	For the year	For the year
	Ended	ended	ended	ended	ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Net Asset Value, Beginning of Year	$13.25	$12.05	$10.76	$10.74	$9.84

Change in net assets from operations:
Net investment income	0.15	0.21	0.14	0.12	0.08
Net realized and unrealized gain (loss) from investments	(0.40)	1.15	1.27	0.07 (a)	0.82

Total from investment activities	(0.25)	1.36	1.41	0.19	0.90

Distributions
Net investment income	(0.22)	(0.16)	(0.12)	(0.17)	—
Net realized gains	(0.24)	—	—	—	—

Total distributions	(0.46)	(0.16)	(0.12)	(0.17)	—

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net Asset Value, End of Year	$12.54	$13.25	$12.05	$10.76	$10.74

Total return	(1.74)%	11.40%	13.31%	1.85%	9.15%

Net assets at end of year (000’s)	$20,501	$23,766	$22,347	$21,412	$24,975
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.08%	3.17%	3.32%	3.08%	3.24%
Ratio of net investment income to average net assets	1.11%	1.59%	1.26%	1.20%	1.05%
Portfolio turnover rate	16%	18%	8%	22%	12%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS

Africa Fund

Selected data for a share outstanding throughout each of the periods indicated:

	For the year		For the year		For the period
	ended		ended		ended
	10/31/14		10/31/13		10/31/12(a)

Net Asset Value, Beginning of Period	$10.38		$10.23		$10.00

Change in net assets from operations:
Net investment income	0.01		0.22		0.08
Net realized and unrealized gain (loss) from investments	(0.25)		0.09		0.15

Total from investment activities	(0.24)		0.31		0.23

Distributions
Net investment income	(0.14)		(0.16)		—
Return of capital	(0.04)		—		—

Total distributions	(0.18)		(0.16)		—

Redemption fees	—	(b)	—	(b)	—

Net Asset Value, End of Period	$9.96		$10.38		$10.23

Total return	(2.32)%		3.02%		2.30	%(c)

Net assets at end of period (000’s)	$2,478		$2,099		$1,356
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	2.00	%(g)	—	%(d)	0.70	%(e)(f)
Ratio of gross expenses before reimbursement	5.69%		6.13%		8.32	%(e)
Ratio of net investment income to average net assets	0.11%		2.28%		1.32	%(e)
Portfolio turnover rate	4%		7%		—	%(c)

(a)	Reflects operations for the period from November 7, 2011 (inception date) to October 31, 2012.
(b)	Value is less than $0.005 per share.
(c)	Not annualized for periods less than one year.
(d)	The ratio of net expenses are the combined result of $22,542 in contractual waivers representing (1.25)% and $88,266 in voluntary reimbursements representing (4.88)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.
(e)	Annualized for periods less than one year.
(f)	The ratio of net expenses are the combined result of $9,801 in contractual waivers representing (1.25)% and $49,962 in voluntary reimbursements representing (6.37)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.
(g)	The ratio of net expenses are the combined result of $28,775 in contractual waivers representing (1.25)% and $56,265 in voluntary reimbursements representing (2.44)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

See accompanying notes to financial statements.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

FINANCIAL HIGHLIGHTS

Commonwealth Japan Fund
Selected data for a share outstanding throughout each of the years indicated:
	For the year		For the year	For the year	For the year		For the year
	ended		ended	ended	ended		ended
	10/31/14		10/31/13	10/31/12	10/31/11		10/31/10

Net Asset Value, Beginning of Year	$3.08		$2.54	$2.70	$2.80		$2.69

Change in net assets from operations:
Net investment loss	(0.05)		(0.10)	(0.07)	(0.09)		(0.07)
Net realized and unrealized gain (loss) from investments	0.02		0.64	(0.09)	(0.01	)(a)	0.18

Total from investment activities	(0.03)		0.54	(0.16)	(0.10)		0.11

Redemption fees	—	(b)	— (b)	— (b)	—	(b)	— (b)

Net Asset Value, End of Year	$3.05		$3.08	$2.54	$2.70		$2.80

Total return	(0.97)%		21.26%	(5.93)%	(3.57)%		4.09%

Net assets at end of year (000’s)	$4,902		$4,444	$4,017	$3,794		$4,017
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.49	%(c)	4.40%	4.84%	3.91%		4.24%
Ratio of gross expenses before reimbursement	4.24%		4.40%	4.84%	3.91%		4.24%
Ratio of net investment loss to average net assets	(2.22)%		(3.03)%	(3.01)%	(2.52)%		(2.45)%
Portfolio turnover rate	9%		23%	20%	62%		10%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b)	Value is less than $0.005 per share.
(c)	The ratio of net expenses are the result of $32,954 in voluntary waivers representing (0.75)%. Please refer to Note 4, Related Party Transactions and Other Arrangements, in the Notes to Financial Statements.

See accompanying notes to financial statements.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

FINANCIAL HIGHLIGHTS

Commonwealth Global Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	10/31/14	10/31/13	10/31/12	10/31/11		10/31/10

Net Asset Value, Beginning of Year	$17.00	$14.13	$15.24	$15.44		$13.40

Change in net assets from operations:
Net investment loss	(0.08)	(0.12)	(0.12)	(0.07)		(0.12)
Net realized and unrealized gain (loss) from investments	0.50	2.99	0.54	(0.13	)(a)	2.16

Total from investment activities	0.42	2.87	0.42	(0.20)		2.04

Distributions
Net realized gains	(0.64)	—	(1.53)	—		—

Total distributions	(0.64)	—	(1.53)	—		—

Redemption fees	—	— (b)	— (b)	—	(b)	— (b)

Net Asset Value, End of Year	$16.78	$17.00	$14.13	$15.24		$15.44

Total return	2.56%	20.31%	3.47%	(1.30)%		15.22%

Net assets at end of year (000’s)	$16,637	$15,959	$13,311	$13,285		$16,574
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.08%	3.12%	3.31%	3.05%		3.02%
Ratio of net investment loss to average net assets	(0.52)%	(0.81)%	(0.85)%	(0.38)%		(0.85)%
Portfolio turnover rate	27%	14%	11%	18%		10%

(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS

Commonwealth Real Estate Securities Fund

Selected data for a share outstanding throughout each of the years indicated:

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	10/31/14	10/31/13	10/31/12	10/31/11		10/31/10

Net Asset Value, Beginning of Year	$12.55	$11.27	$9.72	$10.09		$8.42

Change in net assets from operations:
Net investment income (loss)	0.02	(0.02)	(0.13)	(0.16)		(0.09)
Net realized and unrealized gain (loss) from investments	1.78	1.30	1.68	(0.21	)(a)	1.76

Total from investment activities	1.80	1.28	1.55	(0.37)		1.67

Redemption fees	—	— (b)	— (b)	—	(b)	—

Net Asset Value, End of Year	$14.35	$12.55	$11.27	$9.72		$10.09

Total return	14.34%	11.36%	15.95%	(3.67)%		19.83%

Net assets at end of year (000’s)	$9,537	$8,362	$7,824	$7,294		$9,063
Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.20%	3.33%	3.53%	3.29%		3.22%
Ratio of net investment income (loss) to average net assets	.10%	(0.18)%	(1.20)%	(1.48)%		(0.89)%
Portfolio turnover rate	16%	4%	5%	7%		21%
(a)	The amount of net gain from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS – October 31, 2014

Note 1 – Organization

Commonwealth International Series Trust (the “Trust”) was organized as a Massachusetts business trust on May 8, 1986, and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Africa Fund (the “Africa Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) (each a “Fund” and collectively the “Funds”).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e. Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of the financial statements for the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets and liabilities are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of less than 60 days (short-term debt) are valued at amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. In the Australia/New Zealand Fund and Japan Fund, the measure is based on a comparison between the S&P 500 Futures, Tokyo close to New York close. In the Africa Fund, the measure is based on a comparison between the S&P 500 Futures, London close to New York close.

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various “inputs” used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks, exchange traded funds and short term investments. Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Investments in other open-end registered investment companies are valued at net asset value. Short term investments may be valued using amortized cost which approximates fair value. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

Corporate and Sovereign Bonds. The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased options. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2014:

	Australia/New Zealand Fund

	Level 1	Level 2	Level 3	Total

Security Type
Common Stocks*	$18,981,029	$338,434	$—	$19,319,463
Corporate Bonds	525,855	—	—	525,855
Short Term Investments	170,039	—	—	170,039

Total	$19,676,923	$338,434	$—	$20,015,357

	Africa Fund

	Level 1	Level 2	Level 3	Total

Security Type
Common Stocks*	$1,735,646	$—	$—	$1,735,646
Exchange Traded Funds	661,847	—	—	661,847
Sovereign Bonds	18,759	—	—	18,759
Short Term Investments	58,073	—	—	58,073

Total	$2,474,325	$—	$—	$2,474,325

	Japan Fund

	Level 1	Level 2	Level 3	Total**

Security Type
Common Stocks*	$4,285,882	$—	$—	$4,285,882
Exchange Traded Funds	180,900	—	—	180,900
Short Term Investments	416,949	—	—	416,949

Total	$4,883,731	$—	$—	$4,883,731

	Global Fund

	Level 1	Level 2	Level 3	Total

Security Type
Common Stocks*	$14,974,204	$327,469	$—	$15,301,673
Preferred Stocks*	626,400	—	—	626,400
Call Options	100,125	12,400	—	112,525
Short Term Investments	499,264	—	—	499,264

Total	$16,199,993	$339,869	$—	$16,539,862

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

	Real Estate Securities Fund

	Level 1	Level 2	Level 3	Total

Security Type
Common Stocks*	$8,975,333	$183,490	$—	$9,158,823
Exchange Traded Funds	181,730	—	—	181,730
Short Term Investments	257,295	—	—	257,295

Total	$9,414,358	$183,490	$—	$9,597,848

*	All sub-categories within Common Stocks and Preferred Stocks represent Level 1 evaluation status. For a detailed breakout by industry or country, please refer to the Schedules of Investments.
**	There were no Level 2 or 3 securities held as of October 31, 2014.

Due to the halt in trading of the South Africa Bank security held in the Africa Fund, management has determined the fair value of this holding to be $0 as of October 31, 2014. The following is a reconciliation of Level 3 securities held in the Funds as of October 31, 2014:

						Change in
						unrealized
						appreciation/
		Transfers	Transfers			(depreciation)
	Beginning	into	out of			during the		Ending
	balance	Level 3	Level 3			period fo	Total	balance
	November 1,	During	During the			Level 3	realized	October 31,
Fund	2013	the period	period	Purchases	(Sales)	investments	gain/(loss)	2014

Africa Fund
South Africa	$17,180	$—	$—	$6,690	$—	$(23,870)	$—	$—

The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, written options, forwards and swap contracts, which are shown below at the net unrealized appreciation/depreciation on the investments. Please refer to Note 7 – Financial Instruments with Off-Balance Sheet Risk for additional information.

	Other Financial Instruments at value

Fund	Level 1	Level 2	Level 3	Total

Global Fund
Written Options	$—	$(102,925)	$—	$(102,925)
Real Estate Securities Fund
Written Options	$—	$(35,500)	$—	$(35,500)

It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period. As described in Note 3 – Significant Accounting Policies under A) Valuation of Securities, certain equity securities listed or traded on foreign exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met. During the year ended October 31, 2014, there were several instances where these conditions were met, and as a result, foreign securities in the Australia/New Zealand Fund, Africa Fund and the Japan Fund were fair valued. On October 31, 2013 and October 31, 2014, conditions were not met requiring securities to be fair valued and therefore, categorized in Level 1.

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NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

The Commonwealth Australia/New Zealand Fund held an equity security at October 31, 2013 that in the absence of trading activity was valued at the mean between the bid and ask price and categorized as Level 2. On October 31, 2014 that security was valued based on an exchange traded closing price and was classified as Level 1. The Commonwealth Japan Fund held an equity security at October 31, 2013 that in the absence of trading activity was valued at the mean between the bid and ask price and categorized as Level 2. On October 31, 2014 that security was valued based on an exchange traded closing price and was classified as Level 1. The Commonwealth Global Fund held an equity security at October 31, 2013 that was valued based on an exchange traded closing price and was classified as Level 1. On October 31, 2014, due to the absence of trading activity, the security was valued at the mean between the bid and ask price and categorized as Level 2. The Commonwealth Real Estate Securities Fund held a Real Estate Investment Trust (REIT) at October 31, 2013 that was valued based on an exchange traded closing price and was classified as Level 1. On October 31, 2014, due to the absence of trading activity, the security was valued at the mean between the bid and ask price and categorized as Level 2. The following is a reconciliation of transfers between category levels from October 31, 2013 to October 31, 2014:

	Australia/			Real Estate
	New Zealand Fund	Japan Fund	Global Fund	Securities Fund

Transfers into Level 1	$605,141	$38,772	$—	$—
Transfers out of Level 1	$—	$—	$(327,469)	$(93,930)

Net Transfers in (out) of Level 1	$605,141	$38,772	$(327,469)	$(93,930)

Transfers into Level 2	$—	$—	$327,469	$93,930
Transfers out of Level 2	$(605,141)	$(38,772)	$—	$—

Net Transfers in (out) of Level 2	$(605,141)	$(38,772)	$327,469	$93,930

C) Currency Translation – For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily.

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2011 – 2013, or expected to be taken in the Funds’ 2014 tax returns as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the year ended October 31, 2014, the Australia/New Zealand Fund, Africa Fund and Japan Fund had contributions to capital due to redemption fees in the amount of $245, $236 and $10, respectively.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s inability to be able to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. During and as of year-ended October 31, 2014, the Funds held no foreign currency contracts.

K) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp. as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a monthly fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund other than the Africa Fund for which it receives 1.25% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive the Management Fee of 1.25% for the Africa Fund through February 28, 2015. The Advisor may not terminate this arrangement prior to February 28, 2015 unless the investment advisory agreement is terminated. The Africa Fund has agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three years of the date of any such waiver and such repayment does not cause the Africa Fund’s total fund operating expenses to exceed 3.30%. For the year ended October 31, 2014, the Advisor waived Management Fees in the Africa Fund in the amount of $28,775 which is subject to recoupment and in the Japan Fund in the amount of $32,954, which is not subject to recoupment. For the year ended October 31, 2014, the Advisor chose to voluntarily reimburse beyond its contractual agreement in the Africa Fund in the amount of $56,265, an amount which is also

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NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

not subject to recoupment. As of October 31, 2014, the Africa Fund has $9,801 subject to recoupment through October 31, 2015, $22,542 through October 31, 2016 and an additional $28,775 through October 31, 2017.

Certain officers of the Trust are also officers of FCA.

B) Administration, Fund Accounting and Transfer Agent – UMB Fund Services, Inc. (“UMB”) serves as the administrator, transfer agent and fund accountant to the Funds. For these services UMB receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. An officer of the Trust also is an employee of UMB, but is paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – UMB Distribution Services, LLC, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee. UMB Distribution Services, LLC is an affiliate of UMB.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Fund’s assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Fund and the servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Fund’s shares. These amounts are disclosed on the Statements of Operations under Distribution fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board of Trustees has currently authorized each Fund to pay out only 0.25% under its Plan. If the Trustees’ intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively & Associates, Inc., but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Investments in Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Australia/New Zealand Fund’s holding below is shown in its Schedule of Investments. Further detail on this holding during the year ended October 31, 2014 appears below:

							Change in			Realized
	Percentage of	Shares	Shares	Value	Cost of	Cost of	Appreciation/	Value	Dividend	Gain
Security Held	Ownership	10/31/13	10/31/14	10/31/13	Purchases	Sales	Depreciation	10/31/14	Income	(Loss)

Mowbray Collectables Ltd.	8.01%	821,593	1,021,593	$339,305	$83,195	—	$(84,066)	$338,434	$—	$—

Note 6 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2014 were as follows:

	Purchases	Sales

Australia/New Zealand Fund	$3,325,745	$6,198,834
Africa Fund	690,786	83,464
Japan Fund	635,686	372,346
Global Fund	4,918,375	4,307,506
Real Estate Securities Fund	1,355,421	1,504,585

Note 7 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered

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NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

The following is a summary of the written option activity:

	Commonwealth Global		Real Estate Securities Fund

	Number of	Premiums	Number of	Premiums
Contracts	Contracts	Received	Contracts	Received

Outstanding @ 10/31/2013	150	$99,988	180	$36,689
Call options written	709	213,683	50	24,899
Call options expired	(120)	(14,520)	(135)	(26,430)
Call options exercised	—	—	—	—
Call options closed	(624)	(268,022)	(45)	(10,259)

Outstanding @ 10/31/2014	115	$31,129	50	$24,899

At October 31, 2014, the Global Fund had the following outstanding written options:

						Unrealized
		Expiration	Exercise	Number of		Appreciation/
Contracts	Type	Date	Price	Contracts	Value	(Depreciation)

Starwood Hotels and Resorts	Call	1/17/2015	$65.55	5	$6,025	$(2,285)
Teva Pharmaceutical	Call	1/17/2015	42.50	60	86,400	(70,921)
Ultra Petroleum Corp	Call	1/17/2015	22.00	50	10,500	1,410

Total				115	$102,925	$(71,796)

At October 31, 2014, the Real Estate Securities Fund had the following outstanding written options:

						Unrealized
		Expiration	Exercise	Number of		Appreciation/
Contracts	Type	Date	Price	Contracts	Value	(Depreciation)

Marriott Intl, Inc.	Call	1/15/2016	$77.50	50	$35,500	$(10,601)

Total				50	$35,500	$(10,601)

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

Note 8 – Derivatives

The Funds’ use of derivatives for the year ended October 31, 2014 was limited to options. The derivative instruments outstanding as of October 31, 2014, as disclosed in the Statements of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year, as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations

	Location of			Amount of	Amount of
	Asset/Liability		Location of Gain (Loss) on	Realized	Unrealized
Fund/Financial Instrument Type	Derivatives	Value	Derivatives Recognized	Gain (Loss)	Gain (Loss)

Global Fund
Equity Contracts	Unaffiliated investments	$112,525	Net realized gain from	$29,811	$—
	at value (purchased		written option contracts
	options)

Equity Contracts	Payable for options	(102,925)	Net change in unrealized	—	(6,905)
	written (written options)		appreciation (depreciation) on
			purchased option contracts

Equity Contracts			Net change in unrealized	—	(75,754)
			appreciation (depreciation) on
			written option contracts
Real Estate Securities Fund
Equity Contracts	Payable for options	(35,500)	Net realized gain from	31,874	—
	written (written options)		written option contracts

Equity Contracts			Net change in unrealized	—	(11,340)
			appreciation (depreciation)
			on written option contracts

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. As of October 31, 2014, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities (“SAL”) presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Gross Amounts
	Presented in	Amounts not Offset in Statements
	Statements of	of Assets and Liabilities

Fund/Financial Instrument/	Assets and	Financial	Cash	Net
Statements of Assets and Liabilities Category	Liabilities	Instruments	Collateral	Amount

Global Fund
Payable for options written	$(102,925)	$102,925	—	—

Real Estate Securities Fund
Payable for options written	(35,500)	35,500	—	—

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

Note 9 – Tax Matters

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Undistributed ordinary income	$173,913	$—	$—	$—	$—
Undistributed long-term capital gains	1,265,821	—	—	1,312,335	—

Tax accumulated earnings	1,439,734	—	—	1,312,335	—
Accumulated capital and other losses	—	(28,867)	(775,546)	(59,838)	(496,411)
Unrealized appreciation (depreciation) on investments	4,486,935	14,723	1,303,999	4,479,502	2,924,783
Unrealized appreciation (depreciation) on options written	—	—	—	(71,796)	(10,601)
Unrealized appreciation (depreciation) on foreign currency
translations	(10,422)	1,121	(2,125)	—	—

Total accumulated earnings (deficit)	$5,916,247	$(13,023)	$526,328	$5,660,203	$2,417,771

At October 31, 2014, the gross unrealized appreciation (depreciation) on investments, foreign currency translations and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Gross unrealized appreciation	$6,646,967	$254,966	$1,430,392	$4,784,663	$3,294,547
Gross unrealized depreciation	(2,160,032)	(240,243)	(126,393)	(305,161)	(369,764)

Net unrealized appreciation on investments	$4,486,935	$14,723	$1,303,999	$4,479,502	$2,924,783

Tax cost of investments	$15,528,422	$2,459,602	$3,579,732	$12,060,360	$6,673,065

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, foreign currency translations and passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the tax periods ended October 31, 2014 and 2013 were as follows:

	Australia/New Zealand Fund		Africa Fund		Global Fund

	Year	Year	Year	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2014	2013	2014	2013	2014	2013

Distributions paid from:
Ordinary Income	$386,365	$310,746	$28,879	$23,882	$—	$—
Net long-term capital gains	$409,419	$—	$—	$—	$598,622	$—
Tax return of capital	$—	$—	$7,221	$—	$—	$—

Total distributions paid	$795,784	$310,746	$36,100	$23,882	$598,622	$—

For the tax years ended October 31, 2014 and 2013, the Japan and Real Estate Securities Funds did not pay any distributions.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

As of October 31, 2014, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Africa Fund		Japan Fund		Real Estate Securities Fund

	ST	LT	ST	LT	ST	LT

For losses expiring October 31,
2017	—	—	698,340	—	—	—
2018	—	—	—	—	484,475	—
Non-Expiring	9,140	14,297	—	—	—	—

	$9,140	$14,297	$698,340	$—	$484,475	$—

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2014, the Japan Fund and Real Estate Fund utilized $67,632 and $261,090, respectively, of their capital loss carryovers.

As of October 31, 2014, the Africa, Japan, Global and Real Estate Securities Funds, respectively, had $5,430, $77,206, $59,838 and $11,936 of qualified late-year ordinary losses, which are deferred until fiscal year 2014 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

Note 10 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provides a line of credit in an amount of up to $3,500,000 (the “Committed Amount”) for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow subject to the requirements specified by the Investment Company Act of 1940, as amended (the “1940 Act”), which generally permits a fund to borrow and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a fund, the fund will reduce its borrowings within three days to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The terms of the agreement include a non-refundable commitment fee in an amount equal to $3,500. Effective August 2, 2014, the amended terms provide that any principal balance outstanding bears interest at the London Interbank Offered Rate (LIBOR) in effect at that time plus 1.90% (prior to August 2, 2014, the Federal Funds Rate plus 1.50% was charged) and any amounts not drawn will be assessed unused fees at the rate 0.40% (prior to August 2, 2014, 0.10% was charged).

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the year ended October 31, 2014 were as follows:

	Average Principal	Average Interest Rate

Australia/New Zealand Fund	$163,490	1.69%
Japan Fund	$190,504	1.59%

During the year ended October 31, 2014 the Australia/New Zealand Fund and Japan fund paid $616 and $59 in interest on borrowings, respectively. There were no borrowings outstanding under the Agreement as of October 31, 2014. It is the Custodian’s policy to utilize the line of credit for draws greater than $50,000.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

Note 11 – Reclassification of Capital Accounts

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder.

As of October 31, 2014, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund

Paid-in-beneficial interest	$—	$—	$(121,846)	$(115,816)	$(50,295)
Accumulated net investment income (loss)	(41,245)	(6,977)	112,780	115,816	50,296
Accumulated net realized losses from investments,
written options and foreign currency
transactions	41,245	6,977	9,066	—	(1)

Note 12 – Contractual Obligations

Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. Currently however, the Funds expect the risk of loss to be remote.

Note 13 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries that other funds invested in securities of issuers in a broader region may not be exposed to. The Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cashflow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 14 – Legal Matters

On October 22, 2010, Edward S.Weisfelner, as Trustee of the LB Creditor Trust (the “Creditor Trustee Plaintiff”), filed a suit in the Supreme Court of the State of New York in the County of New York (the “Creditor Trust Action”) against, among numerous other defendants, the Trust’s custodian (the ”Custodian”) as a record holder of shares of Lyondell Chemical Company (“Lyondell”). The action was removed to the United States District Court for the Southern District of New York and then referred to the United States Bankruptcy Court for the Southern District of New York. Among the shares alleged to have been held by the Custodian were 10,000 shares for which the Commonwealth Global Fund (the “Global Fund”) was a beneficial shareholder. On December 19, 2011, the Creditor Trustee Plaintiff filed a Second Amended Complaint in the U.S. Bankruptcy Court,

47

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NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

Southern District of NewYork, naming the Global Fund as a defendant. Generally, the Creditor Trustee Plaintiff’s claim alleges that a merger transaction, which closed on December 20, 2007, in which the Global Fund and the other shareholders of Lyondell disposed of their positions in Lyondell which caused Lyondell to be insolvent and ultimately resulted in Lyondell filing for bankruptcy protection. Lyondell sought bankruptcy protection in cases filed on January 6, 2009 and April 24, 2009. The Creditor Trustee Plaintiff’s claim further alleges that, under various theories under state law, the transaction constituted a fraudulent transfer. The Creditor Trustee Plaintiff is seeking to set aside and recover the entire amount of the transfer, which is alleged to be approximately $5.9 billion. The Global Fund’s proceeds from the transaction amounted to $479,700. As of this date, the suit has only involved preliminary procedural filings, including a Motion to Dismiss the Creditor Trustee Plaintiff’s Complaint filed on January 11, 2011. The Global Fund has joined in the response with several other defendants in the case seeking to dismiss the Creditor Trustee Plaintiff’s claims.

Additionally, on December 23, 2010, Edward S.Weisfelner, as Trustee of the LB Litigation Trust (the “Litigation Trustee Plaintiff”), filed an adversary complaint (the “Litigation Trust Action”) in the U.S. Bankruptcy Court, Southern District of New York against numerous defendants as record holders of shares of Lyondell. Generally, the Litigation Trust Action is identical to the Creditor Trust Action, with the exception that the Litigation Trustee Plaintiff’s claim for intentional fraudulent transfers are based on federal law, whereas the Creditor Trustee Plaintiff’s claims are based on state law. The Litigation Trustee Plaintiff is seeking to set aside the same transfers sought to be avoided by the Creditor Trustee Plaintiff in the Creditor Trust Action. On April 7, 2011, several defendants filed a Motion to Dismiss the complaint filed by the Litigation Trustee Plaintiff. On April 20, 2011, the Litigation Trustee Plaintiff filed an Amended Complaint in the Litigation Trust Action.

On January 14, 2014, the Bankruptcy Court issued a Decision and Order on Motions to Dismiss which granted, in part, and denied, in part, the Motion to Dismiss. Specifically, the Court denied the Motion to Dismiss as to the Creditor Trustee Plaintiff’s constructive fraudulent transfer claim and granted the Motion as to the Creditor Trustee Plaintiff’s intentional fraudulent transfer claim, but granted the Creditor Trustee Plaintiff the right to re-plead such claim. On April 9, 2014, the Creditor Trustee Plaintiff filed a Third Amended Complaint whereby it re-pled its intentional fraudulent transfer claim against the defendants. The Order entered by the Court on January 14, 2014 also granted the defendants’ Motion to Dismiss the Litigation Trustee Plaintiff’s intentional fraudulent transfer claim, but granted the Litigation Trustee Plaintiff the right to re-plead such claim. On April 9, 2014, the Litigation Trustee Plaintiff filed a Second Amended Complaint whereby it re-pled its intentional fraudulent transfer claim.

The Global Fund has not been named as a defendant in the Litigation Trust Action. However, in the Second Amended Complaint, the Litigation Trustee Plaintiff alleges a class under Federal Rule of Civil Procedure 23(a), 23(b)(1)(B) and 23(b)(3) consisting of all persons or entities who directly, or indirectly through one or more mediate transferors, received payments on account of their shares of Lyondell in connection with the merger transaction. On May 8, 2014, the Litigation Trustee Plaintiff filed a Motion for Class Certification (the “Class Certification Motion”), whereby it is seeking to certify a non-opt-out defendant class, or in the alternative, an opt-out class.

On July 30, 2014, the shareholder defendants filed their omnibus motion to dismiss the Plaintiffs’ amended complaints. The motion to dismiss was deemed filed on behalf of all defendants. On September 15, 2014, the Plaintiffs filed their opposition brief to the omnibus motion to dismiss. On October 22, 2014, the shareholder defendants filed their reply brief in support of the motion to dismiss.

On November 24, 2014, the shareholder defendants filed their opposition to the Litigation Trustee Plaintiff’s Class Certification Motion. The Litigation Trustee’s reply brief in support of the Class Certification Motion is due December 29, 2014. Oral argument on the motion to dismiss and Class Certification Motion is scheduled for January 14 and 15, 2015. All discovery in the Creditor and Litigation Trust Actions is stayed until briefing of the Class Certification Motion has concluded. Discovery shall begin after the completion of all briefing on the Class Certification Motion. The parties shall meet and confer regarding a discovery schedule during the week of January 5, 2015. The Global Fund expects to continue participating in the defense of the aforementioned cases.

No estimate of the effect, if any, of these pending lawsuits on the Fund can be made at this time.

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NOTES TO FINANCIAL STATEMENTS – October 31, 2014 (Continued)

Note 15 – Subsequent Events

Within the financial statements, the Funds are required to recognize the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Income and capital gain distributions were made to the shareholders of certain Commonwealth Funds after October 31, 2014, meeting the criteria of a subsequent event. The record date of the distribution was December 16, 2014, with an ex-date of December 17, 2014 and a payable date of December 18, 2014. The Funds’ distribution type and amount are listed as follows:

Fund Name	Distribution Type	Rate	Amount

Commonwealth Global Fund	Long-Term Capital Gain	$1.3339	$1,312,418.11
Commonwealth Australia/New Zealand Fund	Long-Term Capital Gain	$0.7701	$1,265,871.57
Commonwealth Australia/New Zealand Fund	Income	$0.1058	$173,911.46

There were no other events management was aware of that met the criteria of a subsequent event.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Commonwealth International Series Trust

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, including the schedules of investments, as of October 31, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities of the Africa Fund, a series of shares of beneficial interest of Commonwealth International Series Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the two years then ended and for the period November 7, 2011 (commencement of operations) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate audit procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, as of October 31, 2014, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods presented above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 29, 2014

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

ADDITIONAL INFORMATION – October 31, 2014 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	5/1/14	10/31/14	5/1/14 – 10/31/14	5/1/14 – 10/31/14

Australia/New Zealand Fund	$1,000.00	$958.70	$15.35	3.11%
Africa Fund	1,000.00	953.10	9.85	2.00%
Japan Fund	1,000.00	1,037.40	17.92	3.49%
Global Fund	1,000.00	965.50	15.26	3.08%
Real Estate Securities Fund	1,000.00	1,065.30	16.35	3.14%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	5/1/14	10/31/14	5/1/14 – 10/31/14	5/1/14 – 10/31/14

Australia/New Zealand Fund	$1,000.00	$1,009.20	$15.75	3.11%
Africa Fund	1,000.00	1,014.90	10.16	2.00%
Japan Fund	1,000.00	1,007.40	17.66	3.49%
Global Fund	1,000.00	1009.50	15.60	3.08%
Real Estate Securities Fund	1,000.00	1,009.20	15.90	3.14%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

TAX INFORMATION UNAUDITED

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code of 1986, the Australia/New Zealand Fund designates $297,242 of income derived from foreign sources and $123,689 of foreign taxes paid, for the year ended October 31, 2014.

Of the ordinary income distributions made by the Australia/New Zealand Fund during the year ended October 31, 2014, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.1818 and the proportionate share of foreign taxes attributable to one share of stock is $0.0757.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

ADDITIONAL INFORMATION – October 31, 2014 (Unaudited) – (Continued)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Australia/New Zealand and Africa Funds, respectively, designate income dividends of 100.00% and 100.00% as qualified dividend income paid during the fiscal year ended October 31, 2014.

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended October 31 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

TRUSTEES AND OFFICERS – October 31, 2014 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled, “Interested Trustees.”Trustees who are not “interested persons” are referred to as Independent Trustees. The Funds’ Statement of Additional information includes additional information about the Funds’Trustees and is available, without charge and upon request, by calling 888-345-1898.

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer(3)	Trustee/Officer

INTERESTED TRUSTEES:

Robert Scharar (1)	President,	Indefinite until	Investment manager/Attorney/CPA;	5	See Below (2)
791 Town & Country Blvd,	Interested	Successor	President, FCA Corp (investment
Suite 250	Trustee	elected and	advisor), 1975 to present.
Houston, TX 77024-3925		qualified;
Age 66		since 2000

INDEPENDENT TRUSTEES:

John Akard, Jr.	Independent	Indefinite until	Owner, John Akard Jr. P.C. (and its	5	None
791 Town & Country Blvd,	Trustee	Successor	predecessor) (law firm), 1996 to
Suite 250		elected and	present; Of Counsel, Mason, Coplen
Houston, TX 77024-3925		qualified;	& Banks, P.C. (law firm), 1999 to
Age 48		since 2000	present.

Kathleen Kelly	Independent	Indefinite until	Honorary Consul, New Zealand	5	None
791 Town & Country Blvd,	Trustee	Successor	Consulate, 1995 to 2014; Owner,
Suite 250		elected and	International Protocol Advisors
Houston, TX 77024-3925		Qualified;	(consulting services), August 1992
Age 62		since 2000	to present.

Jack Ewing	Independent	Indefinite until	Adjunct Economics Professor,	5	None
791 Town & Country Blvd,	Trustee	Successor	University of Houston-Downtown,
Suite 250		elected and	2005 to present; Adjunct Professor,
Houston, TX 77024-3925		qualified;	Lonestar College, 2001 to 2012;
Age 75		since 2000	Professor, Houston Community
College, September 2000 to
May 2011.

(1)	Robert Scharar is considered an “Interested person” of the Funds’ as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment advisor.

(2)
Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Nashville Properties, Inc., subsidiary companies at some of the above, and other closely held entities.

(3)	The five (5) portfolios comprising the Trust include the five mutual funds covered by this annual report.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2014

TRUSTEES AND OFFICERS – October 31, 2014 (Unaudited)

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer	Trustee/Officer

OFFICERS:

Terrance P. Gallagher	Treasurer	Since 2010	Attorney/CPA, Executive	N/A	N/A
803 W. Michigan St.			Vice-President, UMB Fund Services,
Milwaukee, WI 53233			Inc. 2007 to present, Senior
Age 56			Vice-President, Director of
Compliance, Unified Fund Services,
2005 – 2007

John H. Lively	Secretary	Since 2008	Attorney, The Law Offices of John	N/A	N/A
11300 Tomahawk Creek			H. Lively & Associates, Inc. (law
Parkway, Ste. 310			firm), March 2010 to present;
Leawood, KS 66211			Attorney, Husch Blackwell Sanders
Age 45			LLP (law firm), March 2007 to
February 2010; Managing Attorney,
Raymond James Financial (financial
services), September 2005 to
March 2007

Bonnie Scott	Assistant	Since 2003	Administrator, FCA Corp	N/A	N/A
791 Town & Country Blvd,	Secretary		(investment advisor), 1998 to
Suite 250			present.
Houston, TX 77024-3925
Age 65

Stephen E. Fodo	CCO	Since 2004	Independent Consultant from	N/A	N/A
2515 Golden Pond Drive			January 2000 to present. Advisory
Kingwood, TX 77345			Director, Ingenero Inc., Engineering
Age 72			and Consulting Services, from
January 2002 to present; Chief
Financial Officer, Organic Fuels
Holdings Inc., October 2007 to
December 2008; Adjunct Professor,
University of Phoenix, July 2003 to
October 2008.

Item 2.  Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b)
During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2014 and 2013 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2014	$62,500
Fiscal year ended October 31, 2013	$60,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2014	$0
Fiscal year ended October 31, 2013	$0

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2014	$7,500
Fiscal year ended October 31, 2013	$7,500

(d) All Other Fees.

Fiscal year ended October 31, 2014	$0
Fiscal year ended October 31, 2013	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Registrant’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Commonwealth International Series Trust

/s/ Robert W. Scharar
By: Robert W. Scharar President December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Robert W. Scharar
By: Robert W. Scharar President (Principal Executive Officer) December 30, 2014

/s/ Terrance P. Gallagher
By: Terrance P. Gallagher Treasurer (Principal Financial Officer) December 30, 2014